August 2019

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA is defined as property level net income before interest, taxes, depreciation and amortization. These terms are non-GAAP measures and if used herein, we have provided reconciliations to the most directly comparable GAAP measure. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2

Goals OUTPERFORM Deliver strong shareholder returns vs. peers Strategy PROTECT Protect shareholder investment through disciplined capital Opportunistically own, management strategies finance, and asset manage predominantly full–service, upper upscale hotels GROW Increase the quality and performance of our portfolio through financially calibrated sales, acquisitions and proactive asset management SUCCEED Utilize competitive advantage through the Enhanced Return Funding Program ALIGN Maintain alignment with shareholders through high insider ownership 3

Experienced

Management Team



Jeremy Welter

Chief Operating Officer

- 14 years of hospitality experience
- 9 years with Ashford (5 years with predecessor)
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS



Deric Eubanks

Chief Financial Officer

- 19 years of hospitality experience
- 16 years with Ashford
- 3 years with ClubCorp
- CFA Charterholder
- Southern Methodist University, BBA



Douglas Kessler

Chief Executive Officer/President

- 36 years of real estate & hospitality experience
- 16 years with Ashford
- 10 years with Goldman Sachs
- 5 years with Trammell Crow
- Stanford University, BA
- Stanford University, MBA



J. Robison Hays

Chief Strategy Officer

- 14 years of hospitality experience
- 14 years with Ashford
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch
- Princeton University, AB



Robert Haiman

EVP, General Counsel

- 15 years of hospitality experience
- 1 year with Ashford (14 years with Ashford predecessor)
- Amherst College, BA
- Duke University, JD

4

Reasons to Own Ashford Hospitality Trust PORTFOLIO QUALITY STRATEGIC FOCUS INSIDER OWNERSHIP High quality portfolio presents a Strategy intended to maximize Highest insider ownership among peers potentially attractive investment investment opportunity and value- enhances shareholder-management opportunity added returns alignment ERFP PROGRAM ASSET MANAGEMENT TRACK RECORD AFFILIATE ADVANTAGES Innovative program provides a Best-in-class asset management can Disciplined capital management that Affiliate companies potentially offer competitive advantage relative to generate value-add opportunities seeks to enhance shareholder value more value and control in other parts of peers the business 5

Key Metrics Portfolio Overview 118 25,044 30 $127 $6.1B HOTELS (1) HOTEL ROOMS (1) STATES R e v P A R (1) (2) GROSS ASSETS Portfolio by Hotel EBITDA(1)(2) IHG INTERSTATE 2% HYATT LUXURY MARRIOTT <1% 5% UPPER HYATT 3% 56% REMINGTON MIDSCALE 4% SELECT-SERVICE 3% 58% 28% INDEPENDENT HILTON 5% INDEPENDENT 7% 6% Service Hotel Brand Property Chain Manager Type Scale UPPER 32% UPSCALE 31% HILTON 60% MARRIOTT 72% 27% FULL-SERVICE UPSCALE (1) As of June 30, 2019 excludes WorldQuest and recently sold assets: Marriott San Antonio, Courtyard Savannah, and Hilton Garden Inn Wisconsin Dells (2) Pro forma TTM as of June 30, 2019 6

Portfolio Position Geographically Diverse Portfolio by Hotel EBITDA(1)(2) INTERSTATE <1% OTHER RESORT 10% 7% 3% TOP 50 17% AIRPORT SMALL TOWN/ METRO 16% Location MSA’s Type Top 10 Markets 2019 Q2 TTM(3) % of Total Washington DC $46,999 9.9% San Fran/Oakland, CA $42,104 8.9% New York/New Jersey $37,972 8.0% TOP 25 Los Angeles, CA $32,534 6.8% 73% Nashville, TN $29,358 6.2% 35% 39% Atlanta, GA $28,016 5.9% Boston, MA $26,898 5.7% URBAN SUBURBAN DFW, TX $26,317 5.5% Austin, TX $12,910 2.7% Minn./St. Paul, MN $11,464 2.4% (1) As of June 30, 2019, excludes WorldQuest, and recently sold assets: Marriott San Antonio, Courtyard Savannah, and Hilton Other Areas $180,617 38.0% Garden Inn Wisconsin Dells Represents <1% EBITDA contribution (2) TTM as of June 30, 2019 Total $475,190 100% (3) In thousands Represents >1% EBITDA contribution 7

Strategic Rationale Full-Service & Upper Upscale 2018 DEAL FLOW(1) VALUE-ADD Full-Service Limited-Service (Luxury) $13.8B $6.6B 28% 14% 41% OF TOTAL UPPER UPSCALE ROOMS ARE FRANCHISED(2) YIELD 6.5% - 8.5% Full-Service ESTIMATED CAP RATES (Non-Luxury) 27.9B 58% Limited-Service Full-Service (Non-Luxury) Full-Service (Luxury) (1) 2018 Hotel Transactions from Real Capital Analytics. (2) Source: STR. Estimate based upon MAR, HLT, H, and IHG branded rooms 8

Highest INSIDER OWNERSHIP AMONG PEERS 20% 18% 17.3% 16% 14.2% 14% 12% 10.6% 10% 8% 6.5% 6% 3.7% 3.6% 4% 2.7% 2.3% 1.7% 1.6% 1.3% 1.1% 2% 1.0% 0.9% 0.5% 0% AHT(1) BHR(1) HT APLE Peer CLDT CHSP INN RLJ XHR PEB HST SHO DRH PK Avg. #1 4.7x $59M Aligned Management Team(3) More insider ownership vs. Total Dollar Value of insider peer average ownership(2) Peer Avg. includes: BHR, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: latest proxy, SNL (1) Includes direct interests and interests of related parties (2) Assumed stock price as of August 5, 2019 9 (3) Based on Insider Ownership

Maximize Value Enhanced Return Funding Program • $50M ERFP commitment from Ashford Inc. • 2 year term • 10% of purchase price • Funding comes in form of purchased FF&E • Potential to upsize to $100M by mutual agreement GOALS • Enhance overall shareholder returns • Apply towards $500M new acquisitions • Target increased underwritten leveraged IRRs to exceed 20%(1) • Target reductions in required equity capital for each new AHT asset acquisition(2) • May provide AHT with significant advantage vs. competing market bids ACCOMPLISHMENTS • Ashford Inc. has committed $40.6M of the $50M available under the ERFP(3) • Purchased $406M of assets benefiting from ERFP (1) Assumes equity, property debt, corporate preferred and ERFP contribution at end of year 1. No assurance can be made that targeted underwritten leveraged IRR will be met. (2) Assuming 10% ERFP Commitment funded immediately at acquisition, which may not occur. ERFP for any particular acquisition may occur up to two years following the 10 date of acquisitions, if at all. (3) $29.2 million of ERFP funded as of June 30, 2019

Relative to Peers Hotel EBITDA Performance Cumulative Hotel EBITDA Growth 30% AHT Peer Avg. 5 years of cumulative 25% EBITDA growth 20% outperformance 15% 10% 2014 2015 2016 2017 2018 2019 Q2 YTD Peer group: CHSP, DRH, HT, HST, LHO, RLJ, PK, PEB, XHR, SHO Note: comparable results as reported 11

Track Record Disciplined Capital Management COMMON SHARE BUYBACKS Track record of enhancing shareholder returns by capitalizing upon cyclical changes and 73.6M ~50% $3.28 advantageous pricing situations(1) SHARES SHARES AVERAGE OUTSTANDING BUYBACK $1,400 PRICE Financial Crisis $1,200 $200 PREFERRED EQUITY ACTIVITY $1,000 2016 2017 9.0% 7.4% $800 $400 8.5% 7.5% OLD  NEW OLD  NEW COUPON COUPON COUPON COUPON $600 $18 ($ ($ InMillions) $400 $116 $218 $574 $73 $200 $65 $305 $10 $11 $76 $112 $52 $275 $218 $45 $230 $170 $17 $147 $16 $68 $97 $81 $72 $90 $89 $112 $0 (2) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions (1) Past results may not be indicative of future performance 12 (2) As of December 31,2018

Affiliate Competitive Advantages AFFILIATED COMPANIES PLATFORM Intended to drive performance, guest satisfaction, and revenue Intended to maximize outperformance vs. peers Mobile interface for guest check-in and room access Scale with major hotel brands Audio visual services for banquets, meetings, and events Long term banking relationships Hypoallergenic room accommodations Diverse national footprint Debt placement services Organizational depth Project management services Proven industry cycle experience Property management services Complex transaction execution 13

Transactions

"Making Good Deals Great"[1]

Acquisitions Using ERFP



Hilton Alexandria Old Town

Acquisition Price	$111M
ERFP Commitment	$11.1M
Price Per Key[2]	$440k
TTM RevPAR[3]	$161
vs AHT RevPAR[5]	+$36
TTM NOI Cap Rate[1]	8.3%
Lvg Neutral IRR[2]	29.5%

- **Attractive RevPAR/yield combination**
- **High margins**
- **Hilton Mgmt. – convertible to franchise**



La Posada de Santa Fe

Acquisition Price	$50M
ERFP Commitment	$5M
Price Per Key[2]	$287k
TTM RevPAR[3]	$155
vs AHT RevPAR[5]	+$30
FTM NOI Cap Rate[1]	7.3%
Lvg Neutral IRR[2]	28.1%

- **Favorable RevPAR/yield combination**
- **Operational upside**
- **Only Marriott full-service product**



Embassy Suites Manhattan

Acquisition Price	$195M
ERFP Commitment	$19.5M
Price Per Key[2]	$566k
T3 RevPAR[4]	$254
vs AHT RevPAR[5]	+$129
Stabilized NOI Cap Rate[1][6]	8.0%
Lvg Neutral IRR[2]	23.0%

- **Excellent Midtown Manhattan location**
- **Recently opened; no near term CapEx**
- **Only Embassy Suites in Manhattan**



Hilton Santa Cruz Scotts Valley

Acquisition Price	$50M
ERFP Commitment	$5M
Price Per Key[2]	$253k
TTM RevPAR[3]	$149
vs AHT RevPAR[5]	+$24
FTM NOI Cap Rate[1]	8.5%
Lvg Neutral IRR[2]	23.5%

- **Supply constrained market**
- **Significant operational synergies**
- **Leisure driven resort market**

(1) No assurance can be made that any company transaction or investment in the company will be profitable or achieve the desired returns.
(2) Underwritten leveraged IRR, assumes various levels of property level debt and/or corporate preferred, estimated cash flow and terminal value over a 5 year holding period, closing costs, and ERFP funding at the end of year 1 - all of which may vary in amount or timing resulting in possibly better or worse returns.
(3) As of May 30 2018; August 30, 2018; June 30, 2018 from left to right.
(4) T3 RevPAR as of December 31, 2018
(5) From Comparable Portfolio RevPAR (i.e. $125 as of December 31, 2018)
(6) Projected stabilization in Yr. 3

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Asset Sales Financially Calibrated ASSETS SOLD SINCE 2015 SALE OF MAINLY SELECT-SERVICE HOTELS HAMPTON INN TERRE HAUTE M COURTYARD MARRIOTT VILLAGE LAKE BUENA VISTA $446 SPRINGHILL SUITES LAKE BUENA VISTA SALES PROCEEDS FAIRFIELD INN LAKE BUENA VISTA RESIDENCE INN ATLANTA BUCKHEAD DISPOSING OF LOWER REVPAR HOTELS COURTYARD EDISON HAMPTON INN GAINESVILLE $82 SPRINGHILL SUITES GAITHERSBURG AVG TTM RESIDENCE INN PALM DESERT COURTYARD PALM DESERT REVPAR RENAISSANCE PORTSMOUTH EMBASSY SUITES SYRACUSE AT FAVORABLE CAP RATES CROWNE PLAZA ATLANTA RAVINIA (1) SPRINGHILL SUITES RICHMOND GLEN ALLEN 8.0% 6.6% SPRINGHILL SUITES CENTREVILLE AVG TTM ALL-IN RESIDENCE INN TAMPA CAP RATE CAP RATE MARRIOTT PLAZA SAN ANTONIO HILTON GARDEN INN WISCONSIN DELLS (1) Based on expected CapEx to be invested by buyers 16 COURTYARD SAVANNAH

Balance Sheet

Strategic Rationale Non-Recourse Debt Benefits of Non - Recourse Debt Total Enterprise Value (1) • Non-recourse debt seeks to lower risk profile Stock Price $2.75 of platform Fully Diluted Shares Outstanding(2) 124.1 • Intended to maximize flexibility in a variety Equity Value $341.2 economic environments Plus: Preferred Equity(2) 564.7 Plus: Debt, net of JV Interest(2) 4,197.0 Long-standing lender relationships Total Market Capitalization $5,103.0 (2),(3) High lender interest given sponsorship and Less: Net Working Capital (366.5) Total Enterprise Value $4,736.5 portfolio quality 100% 100% 0.0% Non-Recourse Debt(4) Property Level, Corporate Level Debt Mortgage Debt (1) As of August 5, 2019 (2) As of June 30, 2019; in millions (3) Includes Investment in Ashford Inc. at market value as of August 5, 2019 18 (4) Non-recourse to company other than industry standard carve-outs

Value Enhancement Through Recent Refinancings Strategic Rationale Extend Maturity L+4.39%  L+3.20% L+4.57%  L+3.83% 22- P a c k – A p r 2 0 1 8 34- P a c k – J u n 2 0 1 8 Greater Flexibility ~$11.0M in annual debt service 74bp decrease over savings over prior loan terms prior loan terms Interest Expense Savings(1) L+3.00%  L+2.75% 4.00%  L+2.00% 2 - P a c k – M a r 2 0 1 9 A s h t o n – J u n e 2 0 1 9 25bps decrease over ~$3.5M net proceeds prior loan terms (1) Relative to interest rate spread on prior loan terms 19

Well- Laddered Debt Maturity Schedule (1)(2) Weighted average maturity is now 5.3 years $4,000 $3,500 $3,000 $2,500 $2,000 $3,328.5 n Millions)n I $1,500 ($ ($ $1,000 $500 $223.0 $113.1 $98.5 $52.3 $219.5 $0 $92.5 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate 5.65% 2019 Total Portfolio Weighted No debt maturity Average Rate (1) As of June 30, 2019. Assumes extension options are exercised. Certain loans may require the company to partially pay down loan balances in order to exercise extensions. (2) Pro Forma for recent asset sales: Marriott San Antonio, Courtyard Savannah, and Hilton Garden Inn Wisconsin Dells 20

Strategic Cash Target Financial Crisis Current Cycle Positioned to buy back approximately 50% of Flexibility to execute opportunistic outstanding common shares for about $240M growth and maintain hedge against an leading to outsized total shareholder returns economic downturn Financial Crisis Current Cycle $1,400 80% 75% 70% $1,200 60% $1,000 47% 44% 50% $800 40% 40% 40% 28% $600 ($ ($ inMillions) 28% 28% 30% 24% 24% 23% 22% $400 20% 10% $200 9% 9% 10% $0 0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 Avg Cash Avg Equity Market Cap Cash / Equity Market Cap (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 Source: Bloomberg 21

Asset Management Initiatives

Capital Improvements Contribute to Growth Hotel CapEx Invested $250,000 15.4% 16.0% $221,960 $225,000 $207,325 15.1% $204,040 15.0% $200,000 $175,159 14.5% $175,000 14.0% $150,000 13.7% $125,000 $120,105 13.1% 13.0% $96,285 $100,000 ($ ($ InThousands) $81,541 12.0% $75,000 $50,000 11.0% $25,000 10.5% 10.2% $- 10.0% 2013 2014 2015 2016 2017 2018 2019 Q2 YTD Capex As % of Revenue Strategic capital improvements intended to position hotels for better performance 23

C a s e S t u d y Hyatt Regency Savannah Capital Improvements $ 1 0 . 7 M $ 8 . 4 M Invested in lobby, meeting space, and Invested in guestrooms and corridors restaurant $10 Renovation Period Performance Comparison Hotel EBITDA $9 RevPAR Index(3) $8 109.2 130.2 (3) ($ ($ InMillions) $7 Value Added $6 (1) (1) (2) 2012 2013 2014 2015 2016 2017 $42.1M (1) Guestroom renovation lasted from October 2014 to April 2015 (2) Lobby/meeting space renovation lasted from January 2017 to July 2017 (3) Comparing TTM September 2014 to July 2018; 7.5% cap rate 24

C a s e S t u d y Marriott Beverly Hills Rebranding (1) O n l y f u l l - Incremental Value Added $ 1 1 . 0 M service Marriott Revenue: 5,950bps Occ: 950bps incremental w i t h i n 6 - m i l e ADR: 4,640bps RevPAR: $90.14 C a p E x r a d i u s Value Creation(2): $68.8M 130 $13 125 $12 120 $11 115 110 $10 105 $9 100 31% $4.8M 95 $8 90 Renovation Period ($ InMillions) $7 Renovation Period 85 RevPAR Index $6 Hotel EBITDA 80 75 $5 TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 (1) Fully ramped Marriott vs. pre-renovation as Crowne Plaza (TTM June 2018 vs. TTM June 2014) (2) 6.5% cap rate, conservatively assumes same cap rate for both Marriott and Crowne Plaza 25

Case Study

Marriott DFW Franchise Conversion

491	18,522sq.ft.
Keys	Meeting Space

- Realigned and retrained sales staff to effectively target under-performing market segments
- Shifted business mix by prioritizing transient and enforcing group ceilings over high demand periods
- Implemented daily labor review processes aimed at curbing labor cost overruns

Results – First 12 months(1)

		Performance
Occupancy	↑	860bps
RevPAR	↑	580bps
RevPAR Index	↑	240bps
Hotel EBITDA Flow-Through	↑	119%

(1) TTM May 2018

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Opportunity Revenue Initiatives Aggressive strategy to increase ancillary revenue $2.2M $3.7M $400K $4.6M Resort Fee Parking Early Arrival/ Other Charge Late Departure Total Added Revenue(1): $10.9M (1) 2018 estimated ancillary revenue 27

PORTFOLIO QUALITY STRATEGIC FOCUS INSIDER OWNERSHIP Reasons to Own Ashford Hospitality Trust ERFP PROGRAM TRACK RECORD(1) AFFILIATE ADVANTAGES ASSET MANAGEMENT (1) Past performance is not indicative of future results

APPENDIX

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA (1) (In thousands) 2019 2019 2018 2018 June 30, 2019 2nd Quarter 1st Quarter 4th Quarter 3rd Quarter TTM Net income (loss) $ 63,002 $ 38,235 $ 10,820 $ 42,925 $ 154,982 Non-property adjustments 6,205 (268) 20,730 (17) 26,650 Interest income (76) (76) (90) (73) (315) Interest expense 5,165 4,423 2,355 2,096 14,039 Amortization of loan costs 440 424 210 149 1,223 Depreciation and amortization 67,303 66,987 65,737 64,745 264,772 Income tax expense (benefit) 63 43 109 14 229 HotelNon-hotel EBITDA EBITDA including ownership amounts expense attributable to 3,225 2,141 2,678 1,550 9,594 noncontrolling interest 145,327 111,909 102,549 111,389 471,174 Non-comparable adjustments 6 284 4,222 5,476 9,988 Comparable hotel EBITDA $ 145,333 $ 112,193 $ 106,771 $ 116,865 $ 481,162 (1) Includes the recent sold assets 30

August 2019